UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 30, 2007

                               EQUITY RESIDENTIAL
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                     1-12252                  13-3675988
(State or other jurisdiction of        (Commission             (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

        Two North Riverside Plaza
            Chicago, Illinois                                        60606
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 30, 2007, Equity Residential issued a press release announcing its results of operations and financial condition as of September 30, 2007 and for the nine months and quarter then ended. The press release is attached hereto as Exhibit 99.1. The information contained in this report on Form 8-K, including
Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

  Exhibit
  Number                                 Exhibit
  -------      -----------------------------------------------------------------
   99.1        Press Release dated October 30, 2007, announcing the results of operations and financial condition of Equity Residential as of September 30, 2007 and for the nine months and quarter then ended.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EQUITY RESIDENTIAL

Date: October 30, 2007                            By:   /s/ Ian S. Kaufman
                                                        ------------------------
                                                  Name: Ian S. Kaufman
                                                        ------------------------
                                                  Its:  First Vice President and
                                                        Chief Accounting Officer
                                                        ------------------------

                                  EXHIBIT INDEX



  Exhibit
  Number                                 Exhibit
  -------      -----------------------------------------------------------------
   99.1        Press Release dated October 30, 2007, announcing the results of operations and financial condition of Equity Residential as of September 30, 2007 and for the nine months and quarter then ended.